Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Mission Lane LLC

1504 Belleville Street

Richmond, Virginia 23230

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Mission Lane LLC (the “Company”) and Goldman Sachs & Co. LLC, Guggenheim Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to receivables related to a portfolio of revolving private label credit card accounts in connection with the proposed offering of Mission Lane Credit Card Master Trust, Series 2021-A.

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 15, 2021, representatives of the Company provided us a listing of 1,075,110 credit card receivable accounts (the “Credit Card Receivable Listing”). At the Company’s instruction, we randomly selected 200 credit card receivable accounts from the Credit Card Receivable Listing (the “Sample Accounts”).

Further, on June 16, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2021, with respect to each of the Sample Accounts (the “Sample Data File”). At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1. Account number (for informational purposes only) 2. Current state 3. Open date 4. Annual percentage rate (APR)	5. Credit limit amount 6. Current FICO score 7. Account age 8. Credit type

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived an electronic loan file, prepared, created, and delivered by the Company, from the servicer system as of the close of business May 31, 2021 (the “Servicer System File”).

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 8. to the corresponding information set forth on or derived from the Servicer System File.

The Servicer System File used in support of the Characteristics were provided to us by representatives of the Company and is collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card receivable accounts underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card receivable accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 28, 2021